UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 23, 2020, Centene Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $2,200,000,000 aggregate principal amount of its 3.00% Senior Notes due 2030 (the “Notes”), for resale by the Underwriters (the “Offering”) pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-238050).

The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Company intends to use the net proceeds of the Offering, together with cash on hand, to complete a redemption of all of its outstanding 4.75% Senior Notes due 2022 (the “4.75% Notes”), all of its outstanding 5.25% Senior Notes due 2025 (the “5.25% Centene Notes”) and all of WellCare’s (as defined below) outstanding 5.25% Senior Notes due 2025 (the “5.25% WellCare Notes” and, together with the 4.75% Notes and the 5.25% Centene Notes, the “Existing Notes”), including all premiums, accrued interest and costs and expenses related to the redemptions. Pending the application of the net proceeds of the offering for the foregoing purposes, net proceeds may be temporarily used for general corporate purposes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

On September 23, 2020, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 23, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 24, 2020, the Company caused to be delivered to the holders of the 4.75% Notes and the 5.25% Centene Notes and WellCare caused to be delivered to the holders of the 5.25% WellCare Notes conditional notices of redemption relating to the full redemption of all the issued and outstanding Existing Notes. The redemptions are expected to occur on October 26, 2020 with respect to the 4.75% Notes and the 5.25% WellCare Notes, and on October 9, 2020 with respect to the 5.25% Centene Notes (collectively, the “Redemption Dates” and, each a “Redemption Date”) subject to satisfaction or waiver by the Company or WellCare, as applicable, of the Condition (as defined below).

The 4.75% Notes were issued under an indenture, dated as of April 29, 2014 (the “4.75% Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”). The 5.25% Centene Notes were issued under an indenture, dated as of January 23, 2020 (the “5.25% Centene Indenture”), by and between the Company and the Trustee. The 5.25% WellCare Notes were issued under an indenture, dated as of March 22, 2017, by and between WellCare Health Plans, Inc., a Delaware corporation (“Legacy WellCare”) and the Trustee, as supplemented by the First Supplemental Indenture, dated as of March 22, 2017, by and between Legacy WellCare and the Trustee, the Second Supplemental Indenture, dated as of November 14, 2019, by and between Legacy WellCare and the Trustee and the Third Supplemental Indenture, dated as of January 23, 2020 (collectively, the “5.25% WellCare Indenture” and, together with the 4.75% Indenture and the 5.25% Centene Indenture, the “Indentures” and, each an “Indenture”), by and between WellCare Health Plans, Inc. (formerly known as Wellington Merger Sub II, Inc.), a Delaware corporation and a wholly-owned subsidiary of the Company (as successor to Legacy WellCare) (“WellCare”), and the Trustee.

The redemption price for the 4.75% Notes shall be equal to $1,011.88, per $1,000 aggregate principal amount of the 4.75% Notes, plus accrued and unpaid interest, if any, to the applicable Redemption Date (the “4.75% Redemption Price”). The redemption price for the 5.25% Centene Notes shall be equal to $1,039.38, per $1,000 aggregate principal amount of the 5.25% Centene Notes, plus accrued and unpaid interest, if any, to the applicable Redemption Date (the “5.25% Centene Redemption Price”). The redemption price for the 5.25% WellCare Notes shall be equal to $1,039.38, per $1,000 aggregate principal amount of the 5.25% WellCare Notes, plus accrued and unpaid interest, if any, to the applicable Redemption Date (the “5.25% WellCare Redemption Price” and, together with the 4.75% Redemption Price and the 5.25% Centene Redemption Price, the “Redemption Prices” and, each a “Redemption Price”).

The Company’s and WellCare’s obligations, as applicable, to pay the Redemption Prices on the Redemption Dates are conditioned upon the closing, on or prior to the Redemption Dates, of the Offering of the Notes, which are scheduled to be issued on October 7, 2020, subject to certain closing conditions (the “Condition”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number.	Description
1.1
Underwriting Agreement, dated as of September 23, 2020, among Centene Corporation, BofA Securities, Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press release, dated September 23, 2020.
99.2	Press release, dated September 23, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: September 24, 2020	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke
Executive Vice President and Chief Financial Officer